American Century Investment Trust Summary Prospectus Supplement
Prime Money Market Fund U.S. Government Money Market Fund
Supplement dated April 10, 2017 ■ Summary Prospectuses dated August 1, 2016

The following is added as the last sentence to the first paragraph under Fees and Expenses in the summary prospectuses.
Additional information about sales charge discounts can be found in Appendix A of the prospectus.

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CL-SPL-91900 1704